SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 4, 2014

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction) of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11770 U.S. Highway One, Suite 101
Palm Beach Gardens, Florida 33408

(Address of principal executive offices) (Zip Code)

(561) 627-7171

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)           The Audit Committee (the “Audit Committee”) of the Board of Directors of Dycom Industries, Inc. (the “Company”) conducted a comprehensive, competitive process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ended July 25, 2015.  On December 3, 2014, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended July 25, 2015 and the dismissal of Deloitte & Touche LLP (“D&T”).  On December 4, 2014 Management notified PwC that it had been approved as the Company’s independent registered public accounting firm for the Company’s fiscal year ending July 25, 2015, subject to completion of PwC’s standard client acceptance procedures and execution of an engagement letter.

On December 4, 2014, Management notified D&T that it had been dismissed as the Company’s independent registered public accounting firm with effect on December 4, 2014.  D&T’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended July 26, 2014 and July 27, 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of D&T on the effectiveness of internal control over financial reporting as of July 26, 2014 and July 27, 2013 did not contain an adverse opinion, nor were they qualified or modified.

During the fiscal years ended July 26, 2014 and July 27, 2013, and the subsequent interim periods through October 25, 2014, there were (i) no disagreements between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to D&T’s satisfaction, would have caused D&T to make reference thereto in their reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided D&T with a copy of disclosures it is making in this Form 8-K and requested that D&T furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of D&T’s letter dated December 8, 2014, is filed as Exhibit 16.1 hereto.

(b)           During the fiscal years ended July 26, 2014 and July 27, 2013, and the subsequent interim periods through October 25, 2014, neither the Company nor anyone on its behalf has consulted with PwC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

16.1           Letter of Deloitte & Touche LLP to the Securities and Exchange Commission, dated December 8, 2014.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 8, 2014

DYCOM INDUSTRIES, INC. (Registrant)

By:	/s/ Richard B. Vilsoet
	Name:	Richard B. Vilsoet
	Title:	Vice President, General Counsel and Corporate Secretary